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                                                                  Exhibit 10

                              FAMILY GOLF CENTERS, INC.
                                 225 Broadhollow Road
                               Melville, New York 11747




                                                               December 23, 1997


Charles D. Tourtellotte
MetroGolf Incorporated
1999 Broadway
Suite 2435
Denver, CO 80202

Dear Mr. Tourtellotte:

    We refer to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, by and among Family Golf Centers, Inc. ("FGI"), Family Golf Acquisition, Inc. and MetroGolf Incorporated ("MGI"). As an inducement for MGI to enter into the Merger Agreement, FGI hereby agrees to use commercially reasonable efforts following consummation of the Offer (as such term is defined in the Merger Agreement) to obtain releases of all of your written personal guarantees entered into prior to the date hereof ("Guarantees") of any indebtedness of MGI or its subsidiaries (the "Guaranteed Debt") that is set forth on Schedule 3.12 to the Merger Agreement, including without limitation the following:

     Illinois Center -- Loan Agreement dated as of January 31,
                        1996 between Textron Financial corporation and Illinois Center Golf Partners, LP (item a.i in Schedule 3.12);

                        Promissory Note dated January 31, 1996 for
                        $2,000,000 (a.ii)

     Goose Creek --     Promissory Note dated June 1, 1992 (b.iv)

                        $4,200,000 Loan Agreement dated June 1,
                        1992 between Textron Financial
                        Corporation and Goose Creek Golf Partners
                        Limited Partnership  (b.vii)

                        Equipment Lease (b.xi);


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     Fremont --         Megabank (c.i)

     MetroGolf --       Colorado Business Bank (f.i)

                        Auto Lease (f.iv)

    In addition, FGI hereby agrees to indemnify and hold you harmless from and against any liability you may incur after consummation of the Offer that arises out of or relates to the Guarantees as a result of a default under the Guaranteed Debt by MGI and/or any of its subsidiaries.

    Please indicate your agreement with the foregoing by signing a copy of the letter in the space indicated below and returning it to FGI.

                                       Very truly yours

                                       FAMILY GOLF CENTERS, INC.


                                       By: /s/ Dominic Chang
                                          -----------------------------
                                          Name: Dominic Chang
                                          Title:


Accepted and agreed to as of
the date first written above:

/s/ Charles Tourtellotte
-------------------------------
Charles D. Tourtellotte